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                                                                    EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Sanmina-SCI Corporation (the "Company") on Form 10-Q for the quarter ended March 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Jure Sola, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               By:  /s/  JURE SOLA
                                                  ------------------------------
                                               Name:  Jure Sola
                                               Title: Chief Executive Officer
                                               Date:  May 6, 2004